EXHIBIT 99.1

   WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and Chief Financial Officer of Webster Financial Corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-Q Report of the Company for the third quarter ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      By: /s/ James C. Smith
                                          ------------------------
                                          James C. Smith
                                          Chief Executive Officer
November 14, 2002



                                      By: /s/ William J. Healy
                                          ------------------------
                                          William J. Healy
                                          Chief Financial Officer
November 14, 2002



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